Fees Summary	Mar. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 19,334.00
Total Fee Amount	19,334.00
Total Transaction Valuation	140,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00